Exhibit 10(xiv)

CONSENT AGREEMENT

            CONSENT AGREEMENT dated as of November 30, 2007 ("Consent") by and among TAYLOR DEVICES, INC. ("Borrower"), TAYCO REALTY CORPORATION ("Tayco Realty") and HSBC BANK USA, NATIONAL ASSOCIATION, successor by merger to HSBC Bank USA, formerly known as Marine Midland Bank, successor by conversion to Marine Midland Bank, N.A. ("Bank").

RECITALS

  Borrower and Bank are parties to a Commercial Installment Loan Agreement dated October 2, 2001, which was entered into to refinance existing indebtedness owing under a Commercial Installment Loan Agreement dated February 6, 1998, which was itself entered into to refinance existing indebtedness owing under a Commercial Installment Loan Agreement dated December 2, 1992 (collectively, the "Credit Agreement").

  Borrower, Tayco Realty Corporation and Bank are also parties to a Series Letter of Credit Reimbursement Agreement dated as of November 1, 1994 ("Reimbursement Agreement").

  Section 4.(g) of the Credit Agreement and Section 8.2 of the Reimbursement Agreement require the Bank's consent to the merger of Tayco Developments, Inc. with and into Borrower, with Borrower as the surviving corporation ("Merger").  Borrower has requested Bank's consent to the Merger and Bank is willing to so consent subject to and in accordance with the terms of this Consent.

  All capitalized terms used but not otherwise defined in this Consent shall have the meanings set forth in the Credit Agreement or the Reimbursement Agreement, as applicable.

            NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

            A.    Conditions

                      This Consent shall become effective upon Bank's receipt of the following:

  Two original executed counterparts of this Consent signed by all parties hereto.

  Receipt by Bank of a true, correct and complete copy of the final Agreement and Plan of Merger of Tayco Developments, Inc. into Tayco Devices, Inc. substantially in the form delivered to and found satisfactory by the Bank prior to date hereof ("Merger Agreement").  By signing below, Borrower agrees to promptly deliver to Bank the fully executed version of the Merger Agreement.

  Payment to Bank's counsel of all of the fees and expenses of Bank's counsel in connection with the preparation, negotiation, execution and delivery of this Consent.

              B.    Consent

  Bank hereby consents to the Merger as described in the Merger Agreement, and agrees that the Merger shall not constitute an Event of Default under the Credit Agreement or the Reimbursement Agreement.

  The foregoing consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made, is expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Credit Agreement or the Reimbursement Agreement, (ii) a waiver of any right, power or remedy of Bank under the Credit Agreement or the Reimbursement Agreement, or (iii) a waiver of or consent to any Event of Default under the Credit Agreement or the Reimbursement Agreement.

              C.    Other Provisions

  The Credit Agreement and the Reimbursement Agreement shall each remain in full force and effect, and Borrower and Tayco Realty hereby each reaffirm the Credit Agreement and the Reimbursement Agreement to which each is a party, and all other documents executed and delivered to Bank in connection with the Credit Agreement and the Reimbursement Agreement including, without limitation, the guaranty by Tayco Realty of indebtedness of Borrower to Bank, and the granting of any collateral under any such documents to secure payment of any and all amounts under the Credit Agreement and the Reimbursement Agreement including, without limitation, all amounts due under this Consent.

  This Consent may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. This Consent shall be binding upon the parties hereto and their successors and assigns.

  This Consent shall be governed by and construed under the internal laws of the State of New York, as the same may from time to time be in effect, without regard to principles of conflicts of laws.

  Borrower and Tayco Realty agree to pay on demand by Bank all costs and expenses of Bank, including, without limitation, reasonable fees and disbursements of counsel for Bank in connection with the transactions contemplated by this Consent, the negotiations for and preparation of this Consent and any other documents related hereto.

                IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their duly authorized officers all as of the date first set forth above.

                                                                        TAYLOR DEVICES, INC.

                                                                        By: /s/Douglas P. Taylor
                                                                               Douglas P. Taylor
                                                                               CEO

                                                                        TAYCO REALTY CORPORATION

                                                                        By:  /s/Douglas P. Taylor
                                                                               Douglas P. Taylor
                                                                               CEO

                                                                        HSBC BANK USA, NATIONAL
                                                                        ASSOCIATION, successor by merger
                                                                        to HSBC Bank USA, formerly known as
                                                                        Marine Midland Bank, successor by conversion
                                                                        to Marine Midland Bank, N.A.

                                                                        By: /s/Gregory R. Duval
                                                                                Gregory R. Duval
                                                                                 Vice President

Doc # 01-1701773.2